UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 6, 2015

LIBERTY PROPERTY TRUST LIBERTY PROPERTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Maryland Pennsylvania	1-13130 1-13132	23-7768996 23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code:   (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 8.01.                                        Other Events.

On December 7, 2012, Liberty Property Trust (the “Company”) and Liberty Property Limited Partnership (the “Operating Partnership” and, together with the Company, the “Transaction Entities”) entered into a separate continuous offering program Equity Distribution Agreement (each, an “Equity Distribution Agreement” and collectively, the “Equity Distribution Agreements”) with each of Citigroup Global Markets Inc. and Goldman, Sachs & Co. (each, an “Agent” and collectively, the “Agents”), under which the Company may, from time to time, offer and sell the Company’s common shares of beneficial interest, par value $0.001 per share, having an aggregate offering price of up to $200,000,000 (the “Shares”) through an “at the market” equity offering program.

On May 6, 2015, the Company, the Operating Partnership and each of the Agents entered into Amendments to the Equity Distribution Agreements (each, an “Amendment” and collectively, the “Amendments”) to reflect that following such date, the Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-195572) filed with the Securities and Exchange Commission (the “Commission”) on April 29, 2014, and a prospectus supplement, dated May 6, 2015, filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”), rather than pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-173951-01), effective May 5, 2011, and prospectus supplement, dated December 7, 2012, filed with the Commission pursuant to Rule 424(b) under the Act.  This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Amendments are filed as Exhibits 1.1 and 1.2 to this Current Report. The description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Amendments filed as exhibits hereto and incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Title

1.1	Amendment to Equity Distribution Agreement, dated May 6, 2015, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Amendment to Equity Distribution Agreement, dated May 6, 2015, by and among the Company, the Operating Partnership and Goldman, Sachs & Co.

5.1	Opinion of Saul Ewing, LLP, dated May 6, 2015

8.1	Opinion of Cozen O’Connor, dated May 6, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Herman C. Fala
		Name:	Herman C. Fala
		Title:	Secretary and General Counsel

Dated: May 6, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title

1.1	Amendment to Equity Distribution Agreement, dated May 6, 2015, by and among the Company, the Operating Partnership and Citigroup Global Markets Inc.

1.2	Amendment to Equity Distribution Agreement, dated May 6, 2015, by and among the Company, the Operating Partnership and Goldman, Sachs & Co.

5.1	Opinion of Saul Ewing, LLP, dated May 6, 2015

8.1	Opinion of Cozen O’Connor, dated May 6, 2015